Income Taxes [Disclosure]	12 Months Ended
Dec. 31, 2015
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES:
As a partnership, we are not subject to U.S. federal income tax and most state income taxes. However, the Partnership conducts certain activities through corporate subsidiaries which are subject to federal and state income taxes. The components of the federal and state income tax expense (benefit) of our taxable subsidiaries were summarized as follows:

	Years Ended December 31,
	2015	2014	2013
Current expense (benefit):
Federal	$(292)	$321	$51
State	(51)	86	(1)
Total	(343)	407	50
Deferred expense (benefit):
Federal	272	(53)	(14)
State	(29)	3	57
Total	243	(50)	43
Total income tax expense (benefit) from continuing operations	$(100)	$357	$93

Historically, our effective tax rate differed from the statutory rate primarily due to partnership earnings that are not subject to U.S. federal and most state income taxes at the partnership level. The completion of the Southern Union Merger, Sunoco Merger, ETP Holdco Transaction and the Susser Merger (see Note 3) significantly increased the activities conducted through corporate subsidiaries. A reconciliation of income tax expense (benefit) at the U.S. statutory rate to the income tax expense (benefit) attributable to continuing operations for the years ended December 31, 2015, 2014 and 2013 is as follows:

	December 31, 2015		December 31, 2014		December 31, 2013
	Corporate Subsidiaries(1)	Consolidated (2)	Corporate Subsidiaries(1)	Consolidated (2)	Corporate Subsidiaries(1)	Consolidated (2)
Income tax expense (benefit) at U.S. statutory rate of 35 percent	$(19)	$(19)	$212	$212	$(172)	$(172)
Increase (reduction) in income taxes resulting from:
Nondeductible goodwill	—	—	—	—	241	241
Nondeductible goodwill included in the Lake Charles LNG Transaction	—	—	105	105	—	—
Dividend received deduction	(22)	(22)	—	—	—	—
Premium on debt retirement	—	—	(10)	(10)	—	—
Audit settlement	(7)	(7)	—	—	—	—
Foreign taxes	—	—	(8)	(8)	—	—
State income taxes (net of federal income tax effects)	(45)	(26)	9	55	31	41
Other	(26)	(26)	3	3	(16)	(17)
Income tax expense (benefit) from continuing operations	$(119)	$(100)	$311	$357	$84	$93

(1)
Includes ETP Holdco, Susser Holdings Corporation, Oasis Pipeline Company, Susser Petroleum Property Company LLC, Aloha Petroleum Ltd, Pueblo, Inland Corporation, Mid-Valley Pipeline Company and West Texas Gulf Pipeline Company.

(2)	Includes ETE and its subsidiaries that are classified as pass-through entities for federal income tax purposes, as well as corporate subsidiaries.
Deferred taxes result from the temporary differences between financial reporting carrying amounts and the tax basis of existing assets and liabilities. The table below summarizes the principal components of the deferred tax assets (liabilities) as follows:

	December 31,
	2015	2014
Deferred income tax assets:
Net operating losses and alternative minimum tax credit	$217	$116
Pension and other postretirement benefits	36	47
Long term debt	61	53
Other	162	111
Total deferred income tax assets	476	327
Valuation allowance	(121)	(84)
Net deferred income tax assets	355	243

Deferred income tax liabilities:
Properties, plants and equipment	(1,633)	(1,583)
Inventory	—	(153)
Investments in unconsolidated affiliates	(2,976)	(2,530)
Trademarks	(286)	(355)
Other	(50)	(32)
Total deferred income tax liabilities	(4,945)	(4,653)
Accumulated deferred income taxes	$(4,590)	$(4,410)
As a result of the early adoption and retrospective application of ASU 2015-17 (see Note 2), $85 million of deferred tax liability previously presented as an other current liability as of December 31, 2014 has been reclassified to other non-current liabilities in our consolidated financial statements.
The completion of the Southern Union Merger, Sunoco Merger, ETP Holdco Transaction and Susser Merger (see Note 3) significantly increased the deferred tax assets (liabilities). The table below provides a rollforward of the net deferred income tax liability as follows:

	December 31,
	2015	2014
Net deferred income tax liability, beginning of year	$(4,410)	$(3,984)
Susser acquisition	—	(488)
Tax provision (including discontinued operations)	(242)	62
Other	62	—
Net deferred income tax liability	$(4,590)	$(4,410)

ETP Holdco, Susser Petroleum Property Company and certain other corporate subsidiaries have federal net operating loss carryforward tax benefits of $67 million, all of which will expire in 2033 through 2034. Our corporate subsidiaries have state net operating loss carryforward benefits of $123 million, net of federal tax, which expire between 2016 and 2035. The valuation allowance of $121 million is applicable to the state net operating loss carryforward benefits applicable to Sunoco, Inc. pre-acquisition periods.
The following table sets forth the changes in unrecognized tax benefits:

	Years Ended December 31,
	2015	2014	2013
Balance at beginning of year	$440	$429	$27
Additions attributable to tax positions taken in the current year	178	20	—
Additions attributable to tax positions taken in prior years	—	(1)	406
Settlements	—	(5)	—
Lapse of statute	(8)	(3)	(4)
Balance at end of year	$610	$440	$429

As of December 31, 2015, we have $588 million ($550 million after federal income tax benefits) related to tax positions which, if recognized, would impact our effective tax rate. We believe it is reasonably possible that its unrecognized tax benefits may be reduced by $4 million ($3 million, net of federal tax) within the next twelve months due to settlement of certain positions.
Our policy is to accrue interest expense and penalties on income tax underpayments (overpayments) as a component of income tax expense. During 2015, we recognized interest and penalties of less than $1 million. At December 31, 2015, we have interest and penalties accrued of $5 million, net of tax.
Sunoco, Inc. has historically included certain government incentive payments as taxable income on its federal and state income tax returns. In connection with Sunoco, Inc.’s 2004 through 2011 open statute years, Sunoco, Inc. has proposed to the IRS that these government incentive payments be excluded from federal taxable income. If Sunoco, Inc. is fully successful with its claims, it will receive tax refunds of approximately $519 million. However, due to the uncertainty surrounding the claims, a reserve of $519 million was established for the full amount of the claims. Due to the timing of the expected settlement of the claims and the related reserve, the receivable and the reserve for this issue have been netted in the consolidated balance sheet as of December 31, 2015.
In December of 2015, The Pennsylvania Commonwealth Court determined in Nextel Communications v. Commonwealth (“Nextel”) that the Pennsylvania limitation on NOL carryforwards violated the uniformity clause of the Pennsylvania Constitution. Based upon the decision in Nextel, Sunoco, Inc. is recognizing approximately $46 million ($30 million after federal income tax benefits) in tax benefit based on previously filed tax returns and certain previously filed protective claims. However, as the Nextel decision is subject to appeal, and because of uncertainty in the breadth of the application of the decision, we have reserved $9 million ($6 million after federal income tax benefits) against the receivable.
In general, ETE and its subsidiaries are no longer subject to examination by the Internal Revenue Service (“IRS”), and most state jurisdictions, for the 2012 and prior tax years. However, Sunoco, Inc. and its subsidiaries are no longer subject to examination by the IRS for tax years prior to 2007.
Sunoco, Inc. has been examined by the IRS for tax years through 2012. However, statutes remain open for tax years 2007 and forward due to carryback of net operating losses and/or claims regarding government incentive payments discussed above. All other issues are resolved. Though we believe the tax years are closed by statute, tax years 2004 through 2006 are impacted by the carryback of net operating losses and under certain circumstances may be impacted by adjustments for government incentive payments.
Southern Union was under examination by the IRS for the tax years 2004 through 2009. In July 2015, we and the IRS settled all issues related to the IRS examination of the 2004 through 2009 tax years. As a result of the settlement, we recognized a net tax benefit of $7 million.
ETE and its subsidiaries also have various state and local income tax returns in the process of examination or administrative appeal in various jurisdictions. We believe the appropriate accruals or unrecognized tax benefits have been recorded for any potential assessment with respect to these examinations.